                                                                    Exhibit 32.2

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In  connection  with the  quarterly  report  of AmCOMP  Incorporated  (the
"Company") on Form 10-Q for the quarter  ended  September 30, 2007 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Kumar  Gursahaney,  the  Principal  Financial  Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Report fully  complies  with the  requirements  of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

      2. The  information  contained  in  the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Kumar Gursahaney
                                                ----------------------------
                                                Name: Kumar Gursahaney
                                                Title: Principal Financial Officer

Date: November 8, 2007